Exhibit 21.1
W. P. CAREY INC.
SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Ownership	State or Country of Incorporation
(CA) Ads, LLC	100%	Delaware
24 HR TX (TX) Limited Partnership	100%	Delaware
24 HR-TX (MD) Business Trust	100%	Maryland
24 HR-TX GP (TX) QRS 12-66, Inc.	100%	Delaware
1093154 B.C. LTD.	100%	Canada
308 Route 38 LLC	100%	Delaware
500 Jefferson Manager (DE) LLC	100%	Delaware
500 Jefferson Tower (TX) LLC	100%	Delaware
601 Jefferson Manager (DE) LLC	100%	Delaware
601 Jefferson Tower (TX) LLC	100%	Delaware
6000 Nathan (MN) LLC	100%	Delaware
ADCIR (CO) QRS 16-60, Inc.	100%	Delaware
ADCIR EXP (CO) LLC	100%	Delaware
ADS2 (CA) QRS 11-41, Inc.	100%	California
ADVA 15 (GA) LLC	100%	Delaware
ADV-QRS 15 (GA) QRS 15-4, Inc.	100%	Delaware
Aerobic (MO) LLC	100%	Delaware
AFD (MN) LLC	100%	Delaware
AIR (IL) QRS 14-48, Inc.	100%	Delaware
AIRLIQ (TX) LLC	100%	Delaware
Airliq II (IL) LLC	100%	Delaware
Alamo WPC Storage (TX) LLC	100%	Delaware
ALAN JATHOO JV (MULTI) LLC	90%	Delaware
ALL-IN (PA-OH) LLC	100%	Delaware
Alphabet Multi Holding (CAN) ULC	100%	Canada
ALUSA (TX) DE Limited Partnership	100%	Delaware
ALUSA-GP (TX) QRS 16-72, Inc.	100%	Delaware
ALUSA-LP (TX) QRS 16-73, Inc.	100%	Delaware
ALUM (Canada) QRS 16-103, Inc.	100%	Delaware
American GL Cathedral Storage 17 (CA) LLC	100%	Delaware
American GL Pearl Storage 17 (HI) LLC	100%	Delaware
American JH Storage 17 (Multi) LLC	100%	Delaware
American Subsequent Storage 17 (Multi) LLC	100%	Delaware
American WPC Storage (Multi) LLC	100%	Delaware
American WPC Storage TRS 17-1 (DE) Inc.	100%	Delaware
Amtoll (NM) QRS 14-39, Inc.	100%	Delaware
Ang (Multi) LLC	100%	Delaware
Ang II (Multi) LLC	100%	Delaware
Ang III (Multi) LLC	100%	Delaware
ANTH Campus (CA) LLC	100%	Delaware
ANT-LM LLC	100%	Delaware
Appleton Store, LLC	100%	Wisconsin
Applied Four (DE) QRS 14-75, Inc.	100%	Delaware
Applied Utah (UT) QRS 14-76, Inc.	100%	Delaware
Araxos Sp. z o.o.	100%	Poland

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Arboretum Group, L.L.C.	100%	Wisconsin
Assembly (MD)	100%	Maryland
Auto (FL) QRS 11-39, Inc.	100%	Florida
Auto Investor 17 (DE) LLC	100%	Delaware
Autopress (GER) LLC	100%	Delaware
Autosafe Airbag 14 (CA) LP	100%	Delaware
Avasu (AZ) LLC	100%	Delaware
AW WPC (KY) LLC	100%	Delaware
AZO Driver (DE) LLC	100%	Delaware
AZO Mechanic (DE) LLC	100%	Delaware
AZO Navigator (DE) LLC	100%	Delaware
AZO Valet (DE) LLC	100%	Delaware
AZO-A L.P.	100%	Delaware
AZO-B L.P.	100%	Delaware
AZO-C L.P.	100%	Delaware
AZO-D L.P.	100%	Delaware
Baltic Retail Properties IISUTI UAB	70%	Lithuania
BBQ Storage 17 (NY) LLC	100%	Delaware
BBrands (Multi) QRS 16-137, Inc.	100%	Delaware
BDF (CT) QRS 16-82, Inc.	100%	Delaware
Bear T (OH) LLC	100%	Delaware
Beaumont Storage 17 (CA) LLC	100%	Delaware
Beaver MM (POL) QRS 15-86, INC.	100%	Delaware
Belgov (DE) QRS 15-66, Inc.	100%	Delaware
Berrocal, Sp. zo.o.	100%	Poland
Beverage (GER) QRS 16-141 LLC	100%	Delaware
BFS (DE) LP	100%	Delaware
BFS (DE) QRS 14-74, Inc.	100%	Delaware
BG Ground Terminal (CA) LLC	100%	Delaware
BG Terminal (CA) LLC	100%	Delaware
BG Terminal Investor (CA) LLC	100%	Delaware
BG Terminal Investor II LP	100%	Delaware
BG Terminal Investor II TRS LLC	100%	Delaware
Bill-GP (TX) QRS 14-56, Inc.	100%	Delaware
Bill-MC 14 LP	90%	Delaware
BM-LP (TX) QRS 14-57, Inc.	100%	Delaware
BMOC-HOU GP Holder (TX) LLC	100%	Delaware
BMOC-HOU (TX) LP	100%	Delaware
BMOC-MIA (FL) LLC	100%	Delaware
BMOC-ORL (FL) LLC	100%	Delaware
BN (MA) QRS 11-58, Inc.	100%	Delaware
BOBS (CT) QRS 16-25, Inc.	100%	Delaware
Bohr Bolt (OH) LLC	100%	Delaware
Bohr Bolt II (OH) LLC	100%	Delaware
Bolder (CO) QRS 11-44, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Bolt (DE) Limited Partnership	100%	Delaware
Bolt (DE) QRS 15-26, Inc.	100%	Delaware
Bolt (DE) Trust	100%	Maryland
Bone (DE) LLC	100%	Delaware
Bone (DE) QRS 15-12, Inc.	100%	Delaware
Bone Manager, Inc.	100%	Delaware
BORLAND (MN) LLC	100%	Delaware
BOS West (MA) LLC	100%	Delaware
Bplast 16 Manager (DE) QRS 16-129, Inc.	100%	Delaware
Bplast 16 Member (DE) QRS 16-128, Inc.	100%	Delaware
Bplast 17 Member (DE) LLC	100%	Delaware
Bplast Expansion Landlord (IN) LLC	100%	Delaware
Bplast Expansion Member (IN) 17 LLC	100%	Delaware
Bplast Landlord (DE) LLC	100%	Delaware
Bplast Two Landlord (IN) LLC	100%	Delaware
Bplast Two Manager (IN) QRS 16-152, Inc.	100%	Delaware
Bplast Two Member (IN) 17 LLC	100%	Delaware
Bplast Two Member (IN) QRS 16-151, Inc.	100%	Delaware
BPS Nevada, LLC	15%	Delaware
BRY-PL (DE) Limited Partnership	100%	Delaware
BRY-PL (MD) Trust	100%	Maryland
BRY-PL GP (DE) QRS 15-57, Inc.	100%	Delaware
BSL Caldwell (NC) LLC	100%	Delaware
BST Torrance Landlord (CA) QRS 14-109, Inc.	100%	Delaware
BT (Multi) LLC	100%	Delaware
BT (PA) QRS 12-25, INC.	100%	Pennsylvania
BT-YORK (PA)	100%	Pennsylvania
BUCKLE UP (MX) LLC	100%	Delaware
BUD HEAVY (MN) LLC	100%	Delaware
Build (CA) QRS 12-24, Inc.	100%	California
BUILT IN A DAY (NY) LLC	100%	Delaware
Buyesburg (IN) LLC	100%	Delaware
C3PL (MI) LLC	100%	Delaware
C5 Eiendom AS	49%	Norway
C5 Eiendom IS	50%	Norway
Call LLC	100%	Delaware
Camborne Sp. z o.o.	100%	Poland
Can (WI) QRS 12-34, Inc.	100%	Wisconsin
Canelli Sp. z o.o.	100%	Poland
Cantina 17 Landlord (IL) LLC	100%	Delaware
Cantina 17 Manager (IL) LLC	100%	Delaware
Can-Two (DE) QRS 12-67, Inc.	100%	Delaware
Cards (CA) QRS 11-37, Inc.	100%	Delaware
Cards (CA) QRS 12-12, Inc.	100%	Delaware
Cards Limited Liability Company	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Carey Alfabeto Holding Mx, S. de R.L. de C.V.	100%	Mexico
Carey Alfabeto Landlord Mx, S. de R.L. de C.V.	100%	Mexico
Carey Alphabet (DE) Inc.	100%	Delaware
Carey Alphabet B.V.	100%	Netherlands
Carey Asset Management Corp.	100%	Delaware
Carey Asset Management Dallas LLC	100%	Delaware
Carey Credit Advisors, LLC	100%	Delaware
Carey European Management LLC	100%	Delaware
Carey European SH, LLC	100%	Delaware
Carey Management LLC	100%	Delaware
Carey REIT II, Inc.	100%	Maryland
Casting Landlord (GER) QRS 16-109 LLC	100%	Delaware
Casting Member (GER) QRS 16-108 LLC	100%	Delaware
CATALINA WM (OR) LLC	100%	Delaware
Cathedral City Storage 17 (CA) LLC	100%	Delaware
CBS (PA) QRS 14-12, Inc.	100%	Delaware
Chassis (GER) QRS 16-118, Inc.	100%	Delaware
Cherry Valley Storage 17 (IL) LLC	100%	Delaware
CHIRO MANAGER (DE) LLC	100%	Delaware
CIP Acquisition Incorporated	100%	Maryland
Citrus Heights (CA) GP, LLC	100%	Delaware
CIV-News GP (DE) LLC	100%	Delaware
CIV-News (Multi) LP	100%	Delaware
CLA (MO) LLC	100%	Delaware
Clean (KY) LLC	100%	Delaware
Clean (KY) QRS 16-22, Inc.	100%	Delaware
CM6-GROUND (MULTI) LLC	100%	Delaware
CM6-Hotel (Multi) LLC	100%	Delaware
Coco (WY) QRS 16-51, Inc.	100%	Delaware
Coco-Dorm (PA) QRS 16-52, Inc.	100%	Delaware
Coco-Dorm (PA) Trust	100%	Maryland
Coco-Dorm (PA), LP	100%	Delaware
COIL (MULTI) LLC	100%	Delaware
Comquest West (AZ) 11-68, Inc.	100%	Delaware
Consys (SC) QRS 16-66, Inc.	100%	Delaware
Consys-9 (SC) LLC	100%	Delaware
Container Finance (Finland) QRS 16-62, Inc.	100%	Delaware
Containers (DE) Limited Partnership	100%	Delaware
Containers (DE) QRS 15-36, Inc.	100%	Delaware
Corporate Property Associates	100%	California
Corporate Property Associates 15 Incorporated	100%	Maryland
Corporate Property Associates 4-A California Limited Partnership	100%	California
Corporate Property Associates 6-A California Limited Partnership	100%	California
Corporate Property Associates 9-A Delaware Limited Partnership	100%	Delaware
CP GAL (IN) QRS 16-61, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
CP GAL Fairfax, LLC	100%	Delaware
CP GAL Kennesaw, LLC	100%	Delaware
CP GAL Leawood, LLC	100%	Delaware
CP GAL Lombard, LLC	100%	Delaware
CP GAL Plainfield, LLC	100%	Delaware
CPA 15 Merger Sub Inc.	100%	Maryland
CPA 16 LLC	100%	Delaware
CPA 16 Merger Sub Inc.	100%	Maryland
CPA 17 International Holding and Financing LLC	100%	Delaware
CPA 17 Merger Sub LLC	100%	Maryland
CPA 17 Pan-European Holding Cooperatif UA	100%	Netherlands
CPA 17 SB1 Lender LLC	100%	Delaware
CPA 17 SB2 Lender LLC	100%	Delaware
CPA 17 SBOP JV Member LLC	100%	Delaware
CPA 17 SBPROP JV Member LLC	100%	Delaware
CPA17 SBOP MANAGER LLC	100%	Delaware
CPA17 SBPROP MANAGER LLC	100%	Delaware
CPA Paper, Inc.	100%	Delaware
CPA:17 Limited Partnership	100%	Delaware
CPA16 German (DE) Limited Partnership	100%	Delaware
CPA16 German GP (DE) QRS-155, Inc.	100%	Delaware
CQ Landlord (MI) LLC	100%	Delaware
CQ Landlord (Multi) LLC	100%	Delaware
CQ Mezz Manager (Multi) LLC	100%	Delaware
Crafty (AL) LLC	100%	Delaware
Crate (GER) QRS 16-142 LLC	100%	Delaware
CRI (AZ-CO) QRS 16-4, Inc.	100%	Delaware
Cups (DE) LP	100%	Delaware
Cusona Sp. z o.o.	100%	Poland
CU-SOL (VA) LLC	100%	Delaware
Dan (FL) QRS 15-7, Inc.	100%	Delaware
Danske Trklvr LP	100%	Delaware
Danske Trklvr TRS GP LLC	100%	Delaware
Darnekusa sp. z o. o.	100%	Poland
Daugavkrasts M	70%	Latvia
DCNETH Landlord (NL) LLC	100%	Delaware
DCNETH Member (NL) QRS 15-102, Inc.	100%	Delaware
Delaware Frame (TX), LP	100%	Delaware
Deliver (TN) QRS 14-49, Inc.	100%	Delaware
Delmo (DE) QRS 11/12-1, Inc.	100%	Delaware
Delmo (PA) QRS 11-36	100%	Pennsylvania
Delmo (PA) QRS 12-10	100%	Pennsylvania
Delmo 11/12 (DE) LLC	100%	Delaware
DES-Tech GP (TN) QRS 16-49, Inc.	100%	Delaware
DES-Tech LP (TN) QRS 16-50, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Develop (TX) LP	100%	Delaware
Dfence (Belgium) 15 SRL	100%	Belgium
Dfence (Belgium) 16 SRL	100%	Belgium
Dfend 15 LLC	100%	Delaware
Dfend 16 LLC	100%	Delaware
Diagalves sp. z o. o.	100%	Poland
DIFUSÃO – SOCIEDADE IMOBILIÁRIA S.A.	100%	Portugal
DIY (Poland) Sp. Zoo	100%	Poland
DOPPIO (IL) LLC	100%	Delaware
Dough (DE) QRS 14-77, Inc.	100%	Delaware
Dough (MD)	100%	Maryland
Dough Lot (DE) QRS 14-110, Inc.	100%	Delaware
Dough Lot (MD)	100%	Maryland
DP WPC (TX) LLC	100%	Delaware
Drayton Plains (MI), LLC	100%	Delaware
Drill (DE) Trust	100%	Maryland
Drill GmbH & Co. KG	100%	Germany
Drug (AZ) QRS 14-42, Inc.	100%	Delaware
DSG (IN) QRS 15-44, Inc.	100%	Delaware
DSG GP (PA) QRS 14-103, Inc.	100%	Delaware
DSG Landlord (PA) L.P.	100%	Delaware
DSG LP (PA) Trust	100%	Maryland
DT Memphis New TRS (DE) LLC	100%	Delaware
Dunkelfelder sp. z o. o.	100%	Poland
Duras sp. z o. o.	100%	Poland
DYNAMITE (MULTI) LLC	100%	Delaware
Dyne (DE) LP	100%	Delaware
ED Landlord (GA) LLC	100%	Delaware
Ed Landlord Two (DE) LLC	100%	Delaware
ELECTRIC TRUSTOR (MX) LLC	100%	Delaware
ELL (GER) QRS 16-37, Inc.	100%	Delaware
Energy (NJ) QRS 15-10, Inc.	100%	Delaware
Eros (ESP) CR QRS Inc.	100%	Delaware
Fabric (DE) GP	100%	Delaware
Fair-QB (DE) LLC	100%	Delaware
Fast (DE) QRS 14-22, Inc.	100%	Delaware
Faur WPC (OH) LLC	100%	Delaware
Faverga Sp. z o.o.	100%	Poland
Fayetteville Storage 17 (NC) LLC	100%	Delaware
Film (FL) QRS 14-44, Inc.	100%	Delaware
Finistar (CA-TX) Limited Partnership	100%	Delaware
Finistar GP (CA-TX) QRS 16-21, Inc.	100%	Delaware
Finistar LP (DE) QRS 16-29, Inc.	100%	Delaware
FINIT (FL) LLC	100%	Delaware
Finnestadveien 44 II AS	100%	Norway

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
FIRED UP (IL) LLC	100%	Delaware
FIS (MI) LLC	100%	Delaware
FIT (CO) QRS 15-59, Inc.	100%	Delaware
Fit (TX) GP QRS 12-60, Inc.	100%	Delaware
Fit (TX) LP	100%	Delaware
Fit (TX) Trust	100%	Maryland
FIT(UT) QRS 14-92, Inc.	100%	Delaware
Flagland Spain, S.L.	100%	Spain
Flan 1 (IL) LLC	100%	Delaware
Flan 4 (Multi) LLC	100%	Delaware
Flan Hud (NY) LLC	100%	Delaware
Flatlands Self Storage NYC Mezz, LLC	100%	Delaware
Flatlands Self Storage NYC, LLC	100%	Delaware
Flavortown (IL) LLC	100%	Delaware
Flex (NE) LLC	100%	Delaware
Flex Member (NE) LLC	100%	Delaware
Flipper (FL) LLC	100%	Delaware
FLUX CAPACITOR 121 GW LLC	100%	Delaware
Food (DE) QRS 12-49, Inc.	100%	Delaware
FORT-BEN HOLDINGS (ONQC) LTD.	100%	Canada
FORT-NOM HOLDINGS (ONQC) INC.	100%	Canada
Forterra Canada GP LLC	100%	Delaware
Forterra Canada Holdings LP	100%	Delaware
Foss (NH) QRS 16-3, Inc.	100%	Delaware
Four World Landlord (GA) LLC	100%	Delaware
Four World Manager (GA) LLC	100%	Delaware
Frame (TX) QRS 14-25, Inc.	100%	Delaware
Freight (IL) LLC	100%	Delaware
FRO 16 (NC) LLC	100%	Delaware
FRO Man Member 17 (NC) LLC	100%	Delaware
FRO Spin (NC) LLC	100%	Delaware
Furniture Exch Manager (WI) LLC	100%	Delaware
Furniture Exch Manager Too (WI) LLC	100%	Delaware
Furniture Owner (WI) LLC	100%	Delaware
Furniture Owner Too (WI) LLC	100%	Delaware
GAL III (IN) QRS 15-49, Inc.	100%	Delaware
GAL III (NJ) QRS 15-45, Inc.	100%	Delaware
GAL III (NY) QRS 15-48, Inc.	100%	Delaware
Galadean Sp. z o.o.	100%	Poland
GB-ACT (GER) Limited Partnership	100%	Delaware
Gearbox (GER) QRS 15-95, Inc.	100%	Delaware
GEMCHI (IL) LLC	100%	Delaware
GERB TOLLAND QRS (CT) 16 Inc.	100%	Delaware
Gibson Mass Member Two LLC	100%	Delaware
Gibson Plus Member Two LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Go Green (OH) LLC	100%	Delaware
Goldyard S.L.	100%	Spain
GONE FISHING (PA) LLC	100%	Delaware
Granite Landlord (GA) LLC	100%	Delaware
GRC (TX) Limited Partnership	100%	Delaware
GRC (TX) QRS 15-47, Inc.	100%	Delaware
GRC (TX) Trust	100%	Maryland
GRC-II (TX) Limited Partnership	100%	Delaware
GRC-II (TX) QRS 15-80, Inc.	100%	Delaware
GRC-II (TX) Trust	100%	Maryland
Greens (Finland) QRS 16-14, Inc.	100%	Delaware
Greens Shareholder (Finland) QRS 16-16, Inc.	100%	Delaware
GROVEPORT OWNER (OH) LLC	100%	Delaware
Guggenheim Credit Income Fund	3%	Delaware
Guitar Mass (TN) QRS 14-36, Inc.	100%	Delaware
Guitar Plus (TN) QRS 14-37, Inc.	100%	Delaware
H2 17 Investor (GER) LLC	100%	Delaware
H2 Investor (GER) QRS 14-104 LLC	100%	Delaware
H2 Investor (GER) QRS 15-91, Inc.	100%	Delaware
H2 Investor (GER) QRS 16-100, Inc.	100%	Delaware
Hammer (DE) Limited Partnership	100%	Delaware
Hammer (DE) LP QRS 12-65, Inc.	100%	Delaware
Hammer (DE) LP QRS 14-100, Inc.	100%	Delaware
Hammer (DE) LP QRS 15-33, Inc.	100%	Delaware
Hammer (DE) QRS 15-32, Inc.	100%	Delaware
Hammer (DE) Trust	100%	Maryland
Hammer Time (TX) LLX	100%	Delaware
Hammer Time Owner (TX) LP	100%	Delaware
Hans Gruber Godo Kaisha	100%	Japan
HCF GP (CA) LLC	100%	Delaware
HCF Landlord (CA) LP	100%	Delaware
Health Landlord (MN) LLC	100%	Delaware
HEF (NC-SC) QRS 14-86, Inc.	100%	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	100%	Germany
Hesperia Storage 17 (CA) LLC	100%	Delaware
HF Landlord (SC) LLC	100%	Delaware
HF Member (SC) LLC	100%	Delaware
HF Three Landlord (SC) LLC	100%	Delaware
HF Two Landlord (SC) LLC	100%	Delaware
HLWG B Note Purchaser (DE) LLC	100%	Delaware
HLWG Two (GER) LLC	100%	Delaware
HM Benefits (MI) QRS 16-18, Inc.	100%	Delaware
HNGS AUTO (MI) LLC	100%	Delaware
HOAGIES (FL) LLC	100%	Delaware
HOB (TX) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Hoe Management GmbH	100%	Germany
Holiday Storage 17 (FL) LLC	100%	Delaware
Honey Badger GP LLC	100%	Delaware
Honey Badger (NC) LP	100%	Delaware
Hotel (MN) QRS 16-84, Inc.	100%	Delaware
Hotel Operator (MN) TRS 16-87, Inc.	100%	Delaware
House Money (Multi) LLC	100%	Delaware
Hum (DE) QRS 11-45, Inc.	100%	Delaware
Huntwood (TX) Limited Partnership	100%	Delaware
Huntwood (TX) QRS 16-8, Inc.	100%	Delaware
ICALL BTS (VA) LLC	100%	Delaware
ICG (TX) Limited Partnership	100%	Delaware
ICG-GP (TX) QRS 15-3, Inc.	100%	Delaware
ICG-LP (TX) Trust	100%	Maryland
ID Wheel (FL) LLC	100%	Delaware
IDrive Mezz Lender (FL) LLC	100%	Delaware
Ijobbers (DE) QRS 14-41, Inc.	100%	Delaware
Ijobbers LLC	100%	Delaware
Image (NY) QRS 16-67, Inc.	100%	Delaware
Industrial Center 7 Sp. z o.o	100%	Poland
INGESCORP 2008, Sociedad Limitada	100%	Spain
Initiator (CA) QRS 14-62, Inc.	100%	Delaware
Inversiones Holmes, S.L.	100%	Spain
Jamaica (IL) LLC	100%	Delaware
Jamesinvest SRL	100%	Belgium
Jen (MA) QRS 12-54, Inc.	100%	Delaware
John McCLane (NY) LLC	100%	New York
JPCentre (TX) LLC	100%	Delaware
JPTampa Management (FL) LLC	100%	Delaware
JX STORAGE (MULTI) 1 LLC	100%	Delaware
JX STORAGE (MULTI) 2 LLC	100%	Delaware
KIDNEY BEANS (TN) LLC	100%	Delaware
Kiinteistöosakeyhtiö Ruskontie 55	100%	Finland
KITKAT (IL) LLC	100%	Delaware
KNOT JUST A SNACK (MULTI) LLC	100%	Delaware
K Prof	70%	Latvia
KRO (IL) LLC	100%	Delaware
KSM Cresskill (NJ) QRS 16-80, Inc.	100%	Delaware
KSM Livingston (NJ) QRS 16-76, INC.	100%	Delaware
KSM Maplewood (NJ) QRS 16-77, INC.	100%	Delaware
KSM Montclair (NJ) QRS 16-78, INC.	100%	Delaware
KSM Morristown (NJ) QRS 16-79, INC.	100%	Delaware
KSM Summit (NJ) QRS 16-75, Inc.	100%	Delaware
Labels-Ben (DE) QRS 16-28, Inc.	100%	Delaware
Labrador (AZ) LP	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Lake Street Storage 17 (HI) LLC	100%	Delaware
LASER GP (CA) LLC	100%	Delaware
LASER LANDLORD (CA) LP	100%	Delaware
Laurken (IL) LLC	100%	Delaware
Leather (DE) QRS 14-72, Inc.	100%	Delaware
Lewisville Dealer 17 (TX) LLC	100%	Delaware
LIFT OFF LENDER (UT) LLC	100%	Delaware
Lincoln (DE) LP	100%	Delaware
Linden (GER) LLC	100%	Delaware
Longboom (Finland) QRS 16-131, Inc.	100%	Delaware
Longboom Finance (Finland) QRS 16-130, Inc.	100%	Delaware
Loznica d.o.o	100%	Croatia
LPD (CT) QRS 16-132, Inc.	100%	Delaware
LPORT (WA-TX) QRS 16-92, Inc.	100%	Delaware
LPORT 2 (WA) QRS 16-147, Inc.	100%	Delaware
LT Fit (AZ-MD) LLC	100%	Delaware
LTI (DE) QRS 14-81, Inc.	100%	Delaware
LTI Trust (MD)	100%	Maryland
Madde Investment Sp. z o.o.	100%	Poland
Madison Storage NYC, LLC	100%	Delaware
Mallika PBJ LLC	100%	Delaware
Mapi Invest SPRL	100%	Belgium
Mapinvest Delaware LLC	100%	Delaware
Marcourt Investments Incorporated	100%	Maryland
Master (DE) QRS 15-71, Inc.	100%	Delaware
Mauritius International I LLC	100%	Delaware
MBM-Beef (DE) QRS 15-18, Inc.	100%	Delaware
MCDORMY (NY) LLC	100%	Delaware
MCM (TN) LLC	100%	Delaware
MCM Manager (TN) QRS 16-115, Inc.	100%	Delaware
MCM Member (TN) QRS 16-116, Inc.	100%	Delaware
MCPA Mass (TN) Associates	100%	Tennessee
MCPA Plus (TN) Associates	100%	Tennessee
Medi (PA) Limited Partnership	100%	Delaware
Medi (PA) QRS 15-21, Inc.	100%	Delaware
Medi (PA) Trust	100%	Maryland
Medical (Multi) LLC	100%	Delaware
MERCURY (MI) LLC	100%	Delaware
Merge (WI) LLC	100%	Delaware
Meri (NC) LLC	100%	Delaware
Meri (NC) MM QRS 14-98, Inc.	100%	Delaware
MET WST (UT) QRS 16-97, Inc.	100%	Delaware
Metal (DE) QRS 14-67, Inc.	100%	Delaware
Metal (GER) QRS 15-94, Inc.	100%	Delaware
Metaply (MI) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Mill Storage 17 (CA) LLC	100%	Delaware
MK (Mexico) QRS 16-48, Inc.	100%	Delaware
MK GP BEN (DE) QRS 16-45, Inc.	100%	Delaware
MK Landlord (DE) Limited Partnership	100%	Delaware
MK LP Ben (DE) QRS 16-46, Inc.	100%	Delaware
MK-Ben (DE) Limited Partnership	100%	Delaware
MK-GP (DE) QRS 16-43, Inc.	100%	Delaware
MK-LP (DE) QRS 16-44, Inc.	100%	Delaware
MK-Nom (ONT) Inc.	100%	Canada
MM (UT) QRS 11-59, Inc.	100%	Delaware
Module (DE) Limited Partnership	100%	Delaware
Mons (DE) QRS 15-68, Inc.	100%	Delaware
More Applied Utah (UT) LLC	100%	Delaware
Morisek Hoffman (IL) LLC	100%	Delaware
Morrisville Landlord GP (NC) LLC	100%	Delaware
Morrisville Landlord (NC) LP	100%	Delaware
Movie (VA) QRS 14-24, Inc.	100%	Delaware
MR Lender (TX) LLC	100%	Delaware
MSTEEL (IL) LLC	100%	Delaware
Mustek Rank S.L.	100%	Spain
MWI Investor 17 (TX) LP	100%	Delaware
MWI Investor GP 17 (TX) LLC	100%	Delaware
Nail (DE) Trust	100%	Maryland
NAILED IT GP LLC	100%	Delaware
NAILED IT (MULTI) LP	100%	Delaware
NAKATOMI PLAZA (DE) LLC	100%	Delaware
Namesti Rank S.L.	100%	Spain
National Storage 17 (Multi) LLC	100%	Delaware
Neonatal Finland, Inc.	100%	Delaware
New Option-QB (DE) LLC	100%	Delaware
Nord (GA) QRS 16-98, Inc.	100%	Delaware
Northwest Storage 17 (IL) LLC	100%	Delaware
NR(LA) QRS 14-95, LLC	100%	Delaware
Oak Creek 17 Investor (WI) LLC	100%	Delaware
Olimpia Investments Sp. z o.o.	100%	Poland
OLIVIA (IL) LLC	100%	Delaware
OLIVIA (ON) HOLDINGS CORP.	100%	Canada
OLIVIA (ONTARIO) LLC	100%	Delaware
OPH Storage 17 (FL) LLC	100%	Delaware
Optical (CA) QRS 15-8, Inc.	100%	Delaware
Orb (MO) QRS 12-56, Inc.	100%	Delaware
OSCAR (IL) LLC	100%	Delaware
OTC RX Holdings ULC	100%	Canada
OTC RX Nominee Corp.	100%	Canada
OTC RX (ONTARIO) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
OU Baltic Retail Properties Estonia	70%	Estonia
OUI CHEF (MULTI) GP LLC	100%	Delaware
OUI CHEF (MULTI) LP	100%	Delaware
Overtape (CA) QRS 15-14, Inc.	100%	Delaware
OX (AL) LLC	100%	Delaware
OX-GP (AL) QRS 15-15, Inc.	100%	Delaware
Pacpress (IL-MI) QRS 16-114, Inc.	100%	Delaware
Pallet (FRA) SARL	100%	France
Panel (UK) QRS 14-54, Inc.	100%	Delaware
Paper Limited Liability Company	100%	Delaware
Parts (DE) QRS 14-90, Inc.	100%	Delaware
PDC Industrial Center 83 Sp. z o.o.	100%	Poland
Pem (MN) QRS 15-39, Inc.	100%	Delaware
Pend (WI) LLC	100%	Delaware
Pend II (OH-IN) LLC	100%	Delaware
PERFECT STORM (UT) LLC	100%	Delaware
Pet (TX) GP QRS 11-62, INC.	100%	Delaware
Pet (TX) LP	100%	Delaware
Pet (TX) Trust	100%	Maryland
Pewaukee Development, LLC	100%	Wisconsin
PG (Multi-16) L.P.	100%	Delaware
PG (Multi-16) QRS 16-7, Inc.	100%	Delaware
PG (Multi-16) Trust	100%	Maryland
PG-Ben (CAN) QRS 16-9, Inc.	100%	Delaware
PG-Nom Alberta, Inc.	100%	Canada
Pipe Portfolio GP LLC	100%	Delaware
Pipe Portfolio Owner (Multi) LP	100%	Delaware
Pipes (UK) QRS 16-59, Inc.	100%	Delaware
Plants (Sweden) QRS 16-13, Inc.	100%	Delaware
Plants Shareholder (Sweden) QRS 16-15, Inc.	100%	Delaware
Plastic (DE) Limited Partnership	100%	Delaware
Plastic (DE) QRS 15-56, Inc.	100%	Delaware
Plastic (DE) Trust	100%	Maryland
Plastic II (IL) LLC	100%	Delaware
Plastic II (IL) QRS 16-27, Inc.	100%	Delaware
Plastix (WI) LLC	100%	Delaware
Plates (DE) QRS 14-63, Inc.	100%	Delaware
Pliers (DE) Trust	100%	Maryland
Plum (DE) QRS 15-67, Inc.	100%	Delaware
Pol (NC) QRS 15-25, Inc.	100%	Delaware
Pol-Beaver LLC	100%	Delaware
Pold (GER) QRS 16-133 LLC	100%	Delaware
Pole Landlord (LA-TX) LLC	100%	Delaware
Polkinvest Sprl	100%	Belgium
Polo LS	70%	Latvia

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Poly (Multi) Limited Partnership	100%	Delaware
Poly GP (Multi) QRS 16-35, Inc.	100%	Delaware
Poly LP (MD) Trust	100%	Maryland
Popcorn (TX) QRS 14-43, Inc.	100%	Delaware
Ports (Finland) LLC	100%	Delaware
Ports (Finland) QRS 16-63, Inc.	100%	Delaware
PRA (OH) LLC	100%	Delaware
Primo (MS) QRS 16-94, Inc.	100%	Delaware
Print (WI) QRS 12-40, Inc.	100%	Wisconsin
Projector (FL) QRS 14-45, Inc.	100%	Delaware
Provo (UT) QRS 16-85, Inc.	100%	Delaware
Pump (MO) QRS 14-52, Inc.	100%	Delaware
PWE (Multi) QRS 14-85, Inc.	100%	Delaware
QRS 10-1 (ILL) Inc.	100%	Illinois
QRS 10-18 (FL), LLC	100%	Delaware
QRS 11-2 (AR), LLC	100%	Delaware
QS ARK (DE) QRS 15-38, Inc.	100%	Delaware
RACO (AZ) LLC	100%	Delaware
RACO TWO (AZ) LLC	100%	Delaware
Rad-Mon (VA-IN) LLC	100%	Delaware
Rails (UK) QRS 15-54, Inc.	100%	Delaware
Randolph/Clinton Limited Partnership	100%	Delaware
REDEALER (NJ-PA) LLC	100%	Delaware
REIT Brickan AB	100%	Sweden
RI(CA) QRS 12-59, Inc.	100%	Delaware
RII (CA) QRS 15-2, Inc.	100%	Delaware
RRC(TX) LP	100%	Delaware
RRC(TX) Trust	100%	Maryland
RRC(TX)GP QRS 12-61, Inc.	100%	Delaware
RRD (IL) LLC	100%	Delaware
Rubbertex (TX) QRS 16-68, Inc.	100%	Delaware
Rush It LLC	100%	Delaware
SAB (IA) LLC	100%	Delaware
SALE-LEAFBACK (MN) LLC	100%	Delaware
Salted Peanuts (LA) QRS 15-13, LLC	100%	Delaware
SBOP INVESTOR LLC	100%	Delaware
SBPROP INVESTOR LLC	100%	Delaware
Scan (OR) QRS 11-47, Inc.	100%	Delaware
SCHNEI-ELEC (MA) LLC	100%	Delaware
Schobi (Ger-Pol) LLC	100%	Delaware
Sealtex (DE) QRS 16-69, Inc.	100%	Delaware
Sekeslog 17 UAB	100%	Lithuania
SF (TX) GP QRS 11-61, INC.	100%	Delaware
SF (TX) LP	100%	Delaware
SF (TX) Trust	100%	Maryland

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
SFC (TN) QRS 11-21, Inc.	100%	Tennessee
SFCO (GA) QRS 16-127, Inc.	100%	Delaware
SFT INS (TX) LLC	50%	Delaware
Shaq (DE) QRS 15-75, Inc.	100%	Delaware
Shep (KS-OK) QRS 16-113, Inc.	100%	Delaware
SHO Member (FL) LLC	100%	Delaware
SHOTS-ORL (FL) LLC	100%	Delaware
Shovel Management GmbH	100%	Germany
SIA Baltic Retail Properties Latvia	70%	Latvia
SINGLE USE (MULTI) LLC	100%	Delaware
SM (NY) QRS 14-93, Inc.	100%	Delaware
SNAP INTO (IN) LLC	100%	Delaware
SOUPER (NY) LLC	100%	Delaware
South East Asia Pacific Holdings Ltd.	100%	British Virgin Islands
Southeast Storage 17 (Multi) LLC	100%	Delaware
SP Label (TN) LLC	100%	Delaware
Speed (NC) QRS 14-70, Inc.	100%	Delaware
ST (TX) GP QRS 11-63, INC.	100%	Delaware
ST (TX) LP	100%	Delaware
ST (TX) Trust	100%	Maryland
Steels (UK) QRS 16-58, Inc.	100%	Delaware
Steely Dan (WI) LLC	100%	Delaware
Stocksanden S.L.	100%	Spain
Stone Cold (CA) LP	100%	Delaware
Stone Cold GP (CA) LLC	100%	Delaware
Stone Oak 17 (TX) LLC	100%	Delaware
Stor-Move UH 14 Business Trust	100%	Massachusetts
Stor-Move UH 15 Business Trust	100%	Massachusetts
Stor-Move UH 16 Business Trust	100%	Massachusetts
Stradella Sp. z o.o.	100%	Poland
Sun (SC) QRS 12-68, Inc.	100%	Delaware
Sun Two (SC) QRS 12-69, Inc.	100%	Delaware
Sunpro (KY) LLC	100%	Delaware
Suspension (DE) QRS 15-1, Inc.	100%	Delaware
TASTY KALE (UT) LLC	100%	Delaware
TDG Cold 17-14 B.V.	100%	Netherlands
Tech (GER) 17-1 BV	100%	Netherlands
Tech (GER) QRS 16-144, Inc.	100%	Delaware
Tech Landlord (GER) LLC	100%	Delaware
Teeth Finance (Finland) QRS 16-106, Inc.	100%	Delaware
Teeth Landlord (Finland) LLC	100%	Delaware
Teeth Member (Finland) QRS 16-107, Inc.	100%	Delaware
TELC (NJ) QRS 16-30, Inc.	100%	Delaware
Telegraph (MO) LLC	100%	Delaware
Telegraph Manager (MO) WPC, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Terrier (AZ) QRS 14-78, Inc.	100%	Delaware
Tfarma (CO) QRS 16-93, Inc.	100%	Delaware
THAT’S A WRAP (WI) LLC	100%	Delaware
THIDS (DE) QRS 16-17, Inc.	100%	Delaware
Third Avenue Self Storage NYC, LLC	100%	Delaware
Three Aircraft Seats (DE) Limited Partnership	100%	Delaware
THREE AMIGOS (US MULTI) LLC	100%	Delaware
Three Cabin Seats (DE) LLC	100%	Delaware
TICKTOCK (TX-PA) LLC	100%	Delaware
Tissue SARL	100%	France
Toner (DE) QRS 14-96, Inc.	100%	Delaware
Toolbelt (PA-SC) LLC	100%	Delaware
Toolbox (MX) LLC	100%	Delaware
TOOL TIME (WV) LLC	100%	Delaware
TOOTH FAIRY (IL) LLC	100%	Delaware
Tower (DE) QRS 14-89, Inc.	100%	Delaware
Tower 14 (DE)	100%	Maryland
Townline Storage 17 (IL) LLC	100%	Delaware
Toys (NE) QRS 15-74, Inc.	100%	Delaware
Trinity UK Holding II Limited	100%	United Kingdom
Trinity WPC (Manchester) Limited	100%	United Kingdom
Trinity WPC (UK) Limited	100%	United Kingdom
Trinity WPC (UK) LLC	100%	Delaware
TRUCKIN' (IL) LLC	100%	Delaware
Trucks (France) SARL	100%	France
Truth (MN) LLC	100%	Delaware
TR-VSS (MI) QRS 16-90. Inc.	100%	Delaware
TSO-Hungary KFT	100%	Hungary
UH Storage (DE) Limited Partnership	100%	Delaware
UH Storage GP (DE) QRS 15-50, Inc.	100%	Delaware
UK Panel LLC	100%	Delaware
Under Pressure (Multi) LLC	100%	Delaware
Uni-Tech (CA) QRS 15-64, Inc.	100%	Delaware
Uni-Tech (PA) QRS 15-51, Inc.	100%	Delaware
Uni-Tech (PA) QRS 15-63, Inc.	100%	Delaware
Uni-Tech (PA) Trust	100%	Maryland
Uni-Tech (PA), L.P.	100%	Delaware
URubber (TX) Limited Partnership	100%	Delaware
USO Landlord (TX) LLC	100%	Delaware
UTI-SAC (CA) QRS 16-34, Inc.	100%	Delaware
Vellam Investments sp z.o.o.	100%	Poland
Venice (CA) LP	100%	Delaware
Veritas Group IX-NYC, LLC	100%	Delaware
Vinyl (DE) QRS 14-71, Inc.	100%	Delaware
VIPER 63 (NV) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
VIPER LB 63 (NV) LLC	100%	Delaware
VIPER LENDER 63 (NYV) LLC	100%	Delaware
W. P. Carey & Co. B.V.	100%	Netherlands
W. P. Carey & Co. Limited	100%	United Kingdom
W. P. Carey International LLC	100%	Delaware
W. P. Carey Property Investor LLC	100%	Delaware
Wadd-II (TN) LP	100%	Delaware
Wadd-II General Partner (TN) QRS 15-19, INC.	100%	Delaware
Wallers (Multi) LLC	100%	Delaware
Wals (IN) LLC	100%	Delaware
Weg (GER) QRS 15-83, Inc.	100%	Delaware
Wegell GmbH & Co. KG	100%	Germany
Wegell Verwaltungs GmbH	100%	Germany
West Farms Self Storage NYC Mezz, LLC	100%	Delaware
West Farms Self Storage NYC, LLC	100%	Delaware
WGN (GER) LLC	100%	Delaware
WGN 15 Holdco (GER) QRS 15-98, Inc.	100%	Delaware
WGN 15 Member (GER) QRS 15-99, Inc.	100%	Delaware
WGS (Multi) LLC	100%	Delaware
Wheeler Dealer 17 Multi, LLC	100%	Delaware
Wheeler Mezzanine JV (DE) LLC	100%	Delaware
WILLFA (IL) LLC	100%	Delaware
Willow Festival Annex Property Owners Association	100%	Illinois
WILSON NEIGHBOR (IL) LLC	100%	Delaware
Windough (DE) LP	100%	Delaware
Windough Lot (DE) LP	100%	Delaware
Wireless (TX) LP	100%	Delaware
Wireline (TX) QRS 14-83, Inc.	100%	Delaware
Wlgrn (NV) LLC	100%	Delaware
Wolv (DE) Limited Partnership	100%	Delaware
Wolv Trust, a Maryland Business Trust	100%	Maryland
Work (GER) QRS 16-117, Inc.	100%	Delaware
WPC 17 Adler GmbH & Co. KG	100%	Germany
WPC 17 Adler Verwlatungs GmbH	100%	Germany
WPC 17 Green Sp. z o.o.	100%	Poland
WPC 17 Polk Sp. z o.o.	100%	Poland
WPC Adler 17-31 B.V.	100%	Netherlands
WPC Agro I 17-13 B.V.	100%	Netherlands
WPC Agro II 17-17 B.V.	100%	Netherlands
WPC App 1 AS	100%	Norway
WPC AX Sp. z o.o.	100%	Poland
WPC BILLBOARD LENDER LLC	100%	Delaware
WPC CM6-Hotel Manager, LLC	100%	Delaware
WPC Crown Colony (MA) LLC	100%	Delaware
WPC Cube Czech s.r.o.	100%	Czech Republic

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
WPC Deville Denmark ApS	100%	Denmark
WPC DF Denmark ApS	100%	Denmark
WPC DF III Denmark ApS	100%	Denmark
WPC DISPLAY OWNER (MULTI) LLC	100%	Delaware
WPC Drunen 17-27 B.V.	100%	Netherlands
WPC Eurobond B.V.	100%	Netherlands
WPC EXCH BUYERSBURG (IN) LLC	100%	Delaware
WPC EXCH Morrisville Landlord (NC) LLC	100%	Delaware
WPC Exch Sublandlord (DE) LLC	100%	Delaware
WPC Exch-Sublandlord (MIA) LLC	100%	Delaware
WPC Fau Czech sro	100%	Czech Republic
WPC FM Czech s.r.o.	100%	Czech Republic
WPC FM Slovakia s.r.o.	100%	Slovakia
WPC FriesCamp 17-30 B.V.	100%	Netherlands
WPC Gam Holding B.V	100%	Netherlands
WPC GELSENKIRCHEN 17-33 B.V.	100%	Netherlands
WPC GP LLC	100%	Maryland
WPC Holdco LLC	100%	Maryland
WPC Hornbachplatz 1 GmbH	100%	Austria
WPC International Holding and Financing LLC	100%	Delaware
WPC International Holding LP	100%	Delaware
WPC Jumb 17-19 B.V.	100%	Netherlands
WPC KEN SCI	100%	France
WPC LER SCI	100%	France
WPC Lipowy Sp. z o.o.	50%	Poland
WPC Leo 17-38 B.V.	100%	Netherlands
WPC MAN Denmark ApS	100%	Denmark
WPC MAN-Strasse 1 GmbH	100%	Austria
WPC Meru SCI	100%	France
WPC NatExp 17-9 B.V.	100%	Netherlands
WPC Noki Sp. z o.o.	100%	Poland
WPC Pan-European Holding Cooperatief U.A.	100%	Netherlands
WPC Pola Sp. z o.o.	100%	Poland
WPC PR6 (CO) LLC	100%	Delaware
WPC PR6 OPT (CO) LLC	100%	Delaware
WPC QBE Manager, LLC	100%	Delaware
WPC VUL SCI	100%	France
WPC REIT ADMIR 8 B.V.	100%	Netherlands
WPC REIT AXL 39 B.V.	100%	Netherlands
WPC REIT Cargo 4 B.V.	100%	Netherlands
WPC REIT DS 43 B.V.	100%	Netherlands
WPC REIT Fau 42 B.V.	100%	Netherlands
WPC REIT Gam 21 B.V.	100%	Netherlands
WPC REIT Gam 22 B.V.	100%	Netherlands
WPC REIT Gam 23 B.V.	100%	Netherlands

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
WPC REIT Gam 24 B.V.	100%	Netherlands
WPC REIT Gam 25 B.V.	100%	Netherlands
WPC REIT HF Sp. z o.o.	100%	Poland
WPC REIT INEEDATOW 47 B.V.	100%	Netherlands
WPC REIT Kampen 29 B.V.	100%	Netherlands
WPC REIT Kar 26 B.V.	100%	Netherlands
WPC REIT MAN 16 B.V.	100%	Netherlands
WPC REIT Merger Sub Inc.	100%	Maryland
WPC REIT MX-AB 19 B.V.	100%	Netherlands
WPC REIT MX-AB TRS 37 B.V.	100%	Netherlands
WPC REIT NEWCO B.V.	100%	Netherlands
WPC REIT Nipp 13 B.V.	100%	Netherlands
WPC REIT Npow 17 B.V.	100%	Netherlands
WPC REIT PD 12 B.V.	100%	Netherlands
WPC REIT PeRo 40 B.V	100%	Netherlands
WPC REIT Pend 14 B.V.	100%	Netherlands
WPC REIT Rock Sp. z .o. o	100%	Poland
WPC REIT Sant 5 B.V.	100%	Netherlands
WPC REIT Son 30 B.V.	100%	Netherlands
WPC REIT Son 31 B.V.	100%	Netherlands
WPC REIT Son 32 B.V.	100%	Netherlands
WPC REIT Son 33 B.V.	100%	Netherlands
WPC REIT Son 34 B.V.	100%	Netherlands
WPC REIT STER B.V.	100%	Netherlands
WPC REIT Stretch 41 B.V	100%	Netherlands
WPC REIT TRS 27 B.V.	100%	Netherlands
WPC REIT UP 46 B.V.	100%	Netherlands
WPC REIT VM 28 B.V.	100%	Netherlands
WPC REIT VM II 48 B.V.	100%	Netherlands
WPC REIT Wait 45 B.V.	100%	Netherlands
WPC Smucker Manager, LLC	100%	Delaware
WPC Star Denmark ApS	100%	Denmark
WPC Starbuilders Sweden AB	100%	Sweden
WPC Tesc 17-3 B.V.	100%	Netherlands
WPC TOT 1 AS	100%	Norway
WPC TOT 2 AS	100%	Norway
WPC TOT 3 AS	100%	Norway
WPC VM III 17-40 B.V.	100%	Netherlands
WPC WGN 17-2 B.V.	100%	Netherlands
WPC-CPA:18 Holdings, LLC	100%	Delaware
Wrench (DE) Limited Partnership	100%	Delaware
Wrench (DE) QRS 15-31, Inc.	100%	Delaware
Wrench (DE) Trust	100%	Maryland
Wyckoff Self Storage NYC Mezz, LLC	100%	Delaware
Wyckoff Self Storage NYC, LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
XPD (NJ) LLC	100%	Delaware
XPD Member (NJ) QRS 16-12, Inc.	100%	Delaware
You Scream (PA) LLC	100%	Delaware
YOURE IT (TN) LLC	100%	Delaware
Zerega Self Storage NYC Mezz, LLC	100%	Delaware
Zerega Self Storage NYC, LLC	100%	Delaware